Exhibit 13.2

SECTION 906 CERTIFICATION

CERTIFICATION TO 18 U.S.C. SS. 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Registration Statement of Baja Mining Corp. the “Company” on Form 20-F for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof, I, Robert Mouat, Chief Financial Officer of the Company certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 6, 2006

“Robert Mouat”                           .

Robert Mouat

President, Chief Financial Officer

Baja mining/20F/20F Material Documents/906 Cert - JWG